Exhibit 32.1

                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Amber Group Inc. (the "Company") on Form 10-Q for the period ending December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Vadims Furss, President, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

IN WITNESS WHEREOF, the undersigned has executed this certification as of the 5th day of February, 2016.


                                       By: /s/ Vadims Furss
                                           -------------------------------------
                                           Vadims Furss, President and Chief
                                           Executive Officer and Chief Financial
                                           Officer